UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 6, 2013 (January 31, 2013)

Date of Report (Date of earliest event reported)

SYCAMORE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27273	04-3410558
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

220 Mill Road

Chelmsford, MA 01824

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code: (978) 250-2900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets

Sycamore Networks, Inc. (“Sycamore” or the “Company”) is filing this Current Report on Form 8-K to provide certain unaudited pro forma consolidated financial information of the Company giving effect to the previously reported completion of the sale of substantially all of the assets of Sycamore primarily related to Sycamore’s Intelligent Bandwidth Management business, including inventory, fixed assets, intellectual property rights (other than patents and patent applications), contracts, certain real estate leases, Sycamore’s subsidiaries in Shanghai (subject to the receipt of government approval), the Netherlands and Japan, and certain shared facilities and assets (together, the “Intelligent Bandwidth Management Business”), to a portfolio company of Marlin Equity Partners (“Buyer”) on January 31, 2013, pursuant to the previously disclosed Asset Purchase and Sale Agreement (the “Asset Sale Agreement”) dated October 23, 2012 by and between Sycamore and Buyer, for a total purchase price of $18.75 million in cash (subject to a working capital adjustment as provided in the Asset Sale Agreement) and the assumption by Buyer of certain related liabilities (the “Asset Sale”). A copy of the Asset Sale Agreement was filed as Exhibit 2.1 to Sycamore’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on October 23, 2012 and is incorporated herein by reference. The Asset Sale was also further described in Sycamore’s Definitive Proxy Statement on Schedule 14A filed with the Commission on December 28, 2012 and in the Company’s Current Report on Form 8-K filed with the Commission on February 1, 2013.

Item 9.01: Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The following unaudited pro forma consolidated financial information required by Article 11 of Regulation S-X, promulgated pursuant to the Securities and Exchange Act of 1934, is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference:

Unaudited Pro Forma Consolidated Balance Sheet of the Company as of October 27, 2012

Unaudited Pro Forma Consolidated Statement of Operations of the Company for the three months ended October 27, 2012

Unaudited Pro Forma Consolidated Statement of Operations of the Company for the three months ended October 29, 2011

Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended July 31, 2012

Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended July 31, 2011

Unaudited Pro Forma Consolidated Statement of Operations of the Company for the year ended July 31, 2010

(d) Exhibits.

2.1	Asset Purchase and Sale Agreement, dated October 23, 2012, by and between Sycamore Networks, Inc. and Sunrise Acquisition Corp. (n/k/a Sycamore Networks Solutions, Inc.)*

99.1	Unaudited Pro Forma Consolidated Financial Information

*	Incorporated by reference to Exhibit 2.1 to Sycamore’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 23, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sycamore Networks, Inc.

By:	/s/ Paul F. Brauneis
Paul F. Brauneis
Chief Financial Officer,
Vice President, Finance and Administration, and Treasurer
(Duly Authorized Officer and Principal
Financial and Accounting Officer)

Dated: February 6, 2013